UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2024

FIRSTSUN CAPITAL BANCORP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-258176 (Commission File Number)	81-4552413 (IRS Employer Identification No.)

1400 16th Street, Suite 250 Denver, Colorado (Address of principal executive offices)	80202 (Zip Code)

(303) 831-6704

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or 12b-2 of the Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01    Entry into a Material Definitive Agreement

Merger Agreement Amendment

On April 30, 2024, FirstSun Capital Bancorp, a Delaware corporation (“FirstSun”), entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated January 16, 2024 (the “Merger Agreement”), by and among HomeStreet, Inc., a Washington corporation (“HomeStreet”), FirstSun, and Dynamis Subsidiary, Inc., a Washington corporation and wholly owned subsidiary of FirstSun (“Merger Sub”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Merger Agreement.

Under the Amendment, HomeStreet, FirstSun, and Merger Sub have agreed to amend the Merger Agreement as follows, in each case as more particularly described in the Amendment:

1.	Contemplate an increase in FirstSun’s total equity capital raised in connection with the merger of an additional $45 million to $60 million, resulting in an increase from an aggregate capital raise of $175 million to up to $235 million.
2.	Reduce the Exchange Ratio from 0.4345 to 0.3867.
3.	Reduce the Termination Fee payable by HomeStreet, in certain circumstances, if HomeStreet receives a competing Acquisition Proposal within 30 days after the effective date of the Amendment from $10,000,000 to $2,600,000 plus reimbursement of FirstSun’s transaction fees and expenses.
4.	Change the structure of the Bank Merger, so that Sunflower Bank, N.A. will convert from a national banking association into a Texas state-chartered bank that is a member of the Federal Reserve System (“New Parent Bank”), and HomeStreet Bank will merge with and into New Parent Bank, with New Parent Bank as the surviving entity in the Bank Merger.
5.	Amend the definition of Requisite Regulatory Approvals such that the approval of the OCC is replaced with the approval of the Texas Department of Banking and additional approvals of the Federal Reserve Board.
6.	Provide for FirstSun’s issuance of $48.5 million of subordinated debt.
7.	Provide for HomeStreet’s disposition of approximately $300 million of certain commercial real estate loans.

The Amendment was unanimously approved by the Boards of Directors of each of FirstSun and HomeStreet.

Other than as expressly modified by the Amendment, the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by FirstSun with the Securities and Exchange Commission on January 19, 2024, remains in full force and effect. The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment and the Merger Agreement, which are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and incorporated herein by reference.

Amendment to Acquisition Finance Securities Purchase Agreement

Concurrently with its entry into the Amendment, on April 30, 2024, FirstSun entered into a First Amendment to Acquisition Finance Securities Purchase Agreement (the “AFSPA Amendment”) dated January 16, 2024, with certain funds managed by Wellington Management (“Wellington”) and certain other institutional accredited investors (each, an “Additional Investor” and, collectively with Wellington, the “Investors”). Pursuant to the AFSPA Amendment, on the terms and subject to the conditions set forth therein, substantially concurrently with the closing of the Merger, the Additional Investors will invest an additional $45 million, for an aggregate total investment of $140 million, in exchange for the sale and issuance, at a purchase price of $32.50 per share, approximately 1.4 million shares of FirstSun common stock. Under the terms of the AFSPA Amendment, FirstSun has the ability to offer an additional approximately 460 thousand shares, at a purchase price of $32.50 per share, for an additional investment of $15 million and Castle Creek Capital Partners VIII. L.P., one of the Additional Investors, has a 30 day window to purchase those shares.

Other than as expressly modified by the AFSPA Amendment, the Acquisition Finance Securities Purchase Agreement, a form of which was filed as Exhibit 10.4 to the Current Report on Form 8-K filed by FirstSun with the Securities and Exchange Commission on January 19, 2024, remains in full force and effect. The foregoing description of the AFSPA Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the AFSPA Amendment and the Acquisition Finance Securities Purchance Agreement, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuances of the shares of FirstSun Common Stock pursuant to the Acquisition Finance Securities Purchase Agreement, as amended by the AFSPA Amendment are intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of the exemption provided by Section 4(a)(2) of the Securities Act.

Item 7.01    Regulation FD Disclosure.

The information provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by FirstSun Capital Bancorp pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document. The information provided pursuant to this Item 7.01 shall instead be deemed “furnished.”

A copy of FirstSun’s and HomeStreet’s joint investor presentation related to the transaction described in Item 8.01 is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01    Other Events.

On April 30, 2024, FirstSun and HomeStreet issued a joint press release announcing the execution of the Amendment, dated as of April 30, 2024, to the Merger Agreement by and among HomeStreet, FirstSun, and Merger Sub pursuant to which, upon the terms and subject to the conditions set forth therein, FirstSun will acquire HomeStreet and HomeStreet Bank, HomeStreet’s wholly-owned bank subsidiary.

The transaction is expected to close in the fourth quarter of 2024, subject to the receipt of regulatory approvals and the approval of FirstSun’s and HomeStreet’s shareholders and satisfaction or waiver of other closing conditions.

Under the terms of the Merger Agreement, as amended by the Amendment, shareholders of HomeStreet will receive, in respect of each share of common stock of HomeStreet held by them, 0.3867 shares of common stock of FirstSun. Shareholders of HomeStreet, subject to other exceptions, will also be entitled to receive cash in lieu of fractional shares of common stock of FirstSun.

A copy of the joint press release issued by FirstSun and HomeStreet is filed as Exhibit 99.2 to this Current Report on Form 8-K. A copy of FirstSun’s and HomeStreet’s investor presentation related to the merger of HomeStreet with FirstSun is filed as Exhibit 99.1 to this Current Report on Form 8-K.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the proposed transaction between HomeStreet and FirstSun. In general, forward-looking statements can be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected timing, completion, financial benefits, and other effects of the proposed mergers (the “Merger”). Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial conditions to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to, (1) expected cost savings, synergies and other financial benefits from the Merger not being realized within the expected time frames or at all and costs or difficulties relating to integration matters being greater than expected, (2) the ability of HomeStreet to obtain the necessary approval by its shareholders, (3) the ability of FirstSun and HomeStreet to obtain required governmental and regulatory approvals of the Merger when expected or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Merger), (4) the ability of FirstSun to consummate their investment agreements to obtain the necessary capital to support the transaction, (5) the failure of the closing conditions in the Merger Agreement, dated as of January 16, 2024, by and between HomeStreet and FirstSun to be satisfied, or any unexpected delay in closing the Merger, (6) the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the Merger Agreement, (7) the diversion of management’s attention from ongoing business operations and opportunities, (8) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger, and (9) the outcome of any legal proceedings that have been or may be instituted against FirstSun or HomeStreet. Further information regarding additional factors that could affect the forward-looking statements can be found in the cautionary language included under the headings “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in FirstSun’s preliminary registration statement on Form S-4 that contains a preliminary HomeStreet proxy statement and a preliminary prospectus of FirstSun discussed below, and other documents subsequently filed by FirstSun and HomeStreet with the U.S. Securities and Exchange Commission (“SEC”).

Additional Information and Where to Find It

In connection with the merger between FirstSun, a Delaware corporation, and HomeStreet, a Washington corporation, FirstSun filed with the SEC a preliminary registration statement on Form S-4 that included a preliminary proxy statement of HomeStreet and a preliminary prospectus of FirstSun on March 8, 2024, which is not yet final and WILL be amended, as well as other relevant documents concerning the proposed transaction. Investors and security holders, prior tO making any investment or voting decision, are urged to read the preliminary registration statement and preliminary proxy statement/prospectus (and any other documents filed with the SEC in connection with the merger or incorporated by reference into the preliminary proxy statement/prospectus) , AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND THE DEFINITIVE VERSIONS THEREOF (WHEN THEY BECOME AVAILABLE) because such documents contain AND WILL CONTAIN important information regarding the merger.

Investors and security holders may obtain free copies of these documents, including the preliminary proxy statement of HomeStreet and the preliminary prospectus of FirstSun, and other documents filed with the SEC on its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC from (i) FirstSun on its website at https://ir.firstsuncb.com/investor-relations/default.aspx, and (ii) HomeStreet on its website at https://ir.homestreet.com/sec-filings/all-filings/default.aspx.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

PARTICIPANTS IN THE SOLICITATION

FirstSun, HomeStreet and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from shareholders of HomeStreet in connection with the proposed Merger. Information regarding the directors and executive officers of FirstSun and HomeStreet and other persons who may be deemed participants in the solicitation of the shareholders of HomeStreet in connection with the proposed Merger are included in the preliminary proxy statement/prospectus for HomeStreet’s shareholder meeting, which was filed by FirstSun with the SEC on March 8, 2024. Information about the directors and officers of FirstSun and their ownership of FirstSun’s common stock can be found in FirstSun’s annual report on Form 10-K, as filed with the SEC on March 7, 2024, and other documents subsequently filed by FirstSun with the SEC. Information about the directors and officers of HomeStreet and their ownership of HomeStreet’s common stock can be found in HomeStreet’s preliminary proxy statement included in the preliminary registration statement on Form S-4, as filed by FirstSun with the SEC on March 8, 2024, HomeStreet’s annual report on Form 10-K, as filed by HomeStreet with the SEC on March 6, 2024, as amended by HomeStreet’s annual report on Form 10-K/A, as filed by HomeStreet with the SEC on April 29, 2024, and other documents subsequently filed by HomeStreet with the SEC. Additional information regarding the interests of such participants is included in the preliminary proxy statement/prospectus and other relevant documents regarding the proposed Merger filed with the SEC when they become available.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of April [30], 2024, by and among HomeStreet, Inc., FirstSun Capital Bancorp, and Dynamis Subsidiary, Inc.*
2.2	Agreement and Plan of Merger dated as of January 16, 2024, by and among HomeStreet, Inc., FirstSun Capital Bancorp, a Delaware corporation, and Dynamis Subsidiary, Inc.* (incorporated herein by reference to Exhibit 2.1 to the report on Form 8-K furnished to the SEC on January 19, 2024)
10.1	Form of First Amendment to Acquisition Finance Securities Purchase Agreement, dated as of April 30, 2024, by and among FirstSun and the parties signatories thereto*
10.2	Form of Acquisition Finance Securities Purchase Agreement, dated as of January 16, 2024, by and among FirstSun and the parties signatories thereto* (incorporated herein by reference to Exhibit 10.4 to the report on Form 8-K furnished to the SEC on January 19, 2024)
99.1	FirstSun Capital Bancorp and HomeStreet, Inc. Joint Investor Presentation, dated April 30, 2024 (furnished only)
99.2	Joint Press Release of FirstSun Capital Bancorp and HomeStreet, Inc., dated April 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*	Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2024

FirstSun Capital Bancorp

By:	/s/ Neal E. Arnold
Neal E. Arnold

Chief Executive Officer